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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-210592) of AveXis, Inc. of our report dated March 16, 2017 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
March 16, 2017

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM